SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 27, 2000
                                                --------------------------------

                       Vitesse Semiconductor Corporation
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


              Delaware                  0-19654                  77-0138960
--------------------------------------------------------------------------------
    (State or Other Jurisdiction    (Commission File           (IRS Employer
          of Incorporation)             Number)             Identification No.)


741 CALLE PLANO, CAMARILLO, CALIFORNIA                                93012
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code       (805) 388-3700
                                                  -----------------------------

Item 5.  Other Events.

         The registrant announced that today it has agreed to acquire all of the equity interests of Orologic, Inc. for $450 million in common stock. The transaction is expected to be completed before the end of April and will be accounted for as a purchase. Excluding the effects of the acquisition related write-offs and amortization of goodwill and other intangibles, the registrant expects the acquisition to be slightly dilutive to earnings.

         A copy of the press release containing the foregoing announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release Dated March 27, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2000


                                               /s/ Eugene Hovanec
                                               ---------------------------------
                                               Name:    Eugene Hovanec
                                               Title:   Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Press Release Dated March 27, 2000